                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         TBA Entertainment Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [x]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

April 15, 1999


Dear Fellow Stockholder:

         This year's Annual Meeting of Stockholders (the "Meeting") will be held on Monday, May 17, 1999, at the Nashville office of TBA Entertainment Corporation, 300 Tenth Avenue South, Nashville, Tennessee, commencing at 11:00 a.m. local time. You are cordially invited to attend. At the Meeting you will be asked to:

         1.       elect nine (9) directors;

         2. approve the TBA Entertainment Corporation Employee Stock Purchase Plan;

         3. approve an amendment to the TBA Entertainment Corporation 1998 Stock Option Plan to increase the maximum number of shares of Common Stock issuable thereunder by 250,000; and

         4. transact such other business as may properly come before the Meeting.

         To be certain that your shares are voted at the Meeting, whether or not you plan to attend in person, please sign, date and return the enclosed proxy card as soon as possible. Your vote is important.

         At the Meeting, management will review the Company's activities during the past year and its plans and prospects for the future. An opportunity will be provided for questions by stockholders. I hope you will be able to join us.


                                Sincerely,

                                TBA ENTERTAINMENT CORPORATION

                                /s/ THOMAS JACKSON WEAVER III

                                Thomas Jackson Weaver III
                                Chairman of the Board, Chief Executive Officer
                                    and President

                         TBA ENTERTAINMENT CORPORATION
                       16501 VENTURA BOULEVARD, SUITE 601
                            ENCINO, CALIFORNIA 91436


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                            TO BE HELD MAY 17, 1999



To the Stockholders of
TBA ENTERTAINMENT CORPORATION


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of TBA Entertainment Corporation (the "Company") will be held on Monday, May 17, 1999, at the Nashville office of the Company, 300 Tenth Avenue South, Nashville, Tennessee, commencing at 11:00 a.m. local time, for the following purposes:

         (i) To elect nine (9) directors to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualify;

         (ii) To approve the TBA Entertainment Corporation Employee Stock Purchase Plan;

         (iii) To approve an amendment to the TBA Entertainment Corporation 1998 Stock Option Plan to increase the maximum number of shares of Common Stock issuable thereunder by 250,000; and

         (iv) To transact such other business as may properly come before the Meeting or any adjournment thereof.

         A copy of the Proxy Statement relating to the Meeting, in which the foregoing matters are described in more detail, and the Annual Report outlining the Company's operations for the year ended December 31, 1998, accompanies this Notice of Annual Meeting of Stockholders.

         Only stockholders of record at the close of business on April 2, 1999 are entitled to notice of and to vote at the Meeting or any adjournment thereof. A list of such stockholders, arranged in alphabetical order and showing the address of and the number of shares registered in the name of each such stockholder, will be available for examination by any stockholder for any purpose germane to the Meeting during ordinary business hours for a period of at least ten days prior to the Meeting at the offices of the Company at 16501 Ventura Boulevard, Suite 601, Encino, California.

         Your vote is important. Whether or not you expect to be present at the Meeting, please complete, sign, date and return promptly the enclosed proxy in the enclosed pre-addressed, postage-paid return envelope.

                                        By Order of the Board of Directors,


                                        /s/ FRANK A. MCKINNIE WEAVER, SR.


                                        Frank A. McKinnie Weaver, Sr.
                                        Secretary


April 15, 1999

                         TBA ENTERTAINMENT CORPORATION
                       16501 VENTURA BOULEVARD, SUITE 601
                            ENCINO, CALIFORNIA 91436


                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 17, 1999

         This Proxy Statement is being furnished to the stockholders of TBA Entertainment Corporation (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the 1999 Annual Meeting of Stockholders (the "Meeting") to be held at the Nashville office of the Company, 300 Tenth Avenue South, Nashville, Tennessee, on Monday, May 17, 1999, at 11:00 a.m. This Proxy Statement and the accompanying Annual Report, form of proxy, Notice of Annual Meeting of Stockholders and letter to stockholders are first being mailed to stockholders of the Company on or about Wednesday, April 21, 1999.


                            SOLICITATION OF PROXIES

         The expense of the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by the directors, officers and employees of the Company by other means, including telephone, telegraph or in person. No special compensation will be paid to directors, officers or employees for the solicitation of proxies. To solicit proxies, the Company also will request the assistance of banks, brokerage houses and other custodians, nominees or fiduciaries, and, upon request, will reimburse such organizations or individuals for their reasonable expenses in forwarding soliciting materials to beneficial owners and in obtaining authorization for the execution of proxies.


                               PURPOSE OF MEETING

         At the Meeting, action will be taken to (i) elect nine (9) directors to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualify; (ii) approve the TBA Entertainment Corporation Employee Stock Purchase Plan (the "Stock Purchase Plan"); and (iii) approve an amendment to the TBA Entertainment Corporation 1998 Stock Option Plan (the "Stock Option Plan") to increase the maximum number of shares of Common Stock issuable thereunder by 250,000.

         Stockholders are urged to sign the accompanying form of proxy and, immediately after reviewing the information contained in this Proxy Statement and in the Annual Report outlining the Company's operations for the year ended December 31, 1998, return it in the envelope provided for that purpose. Valid proxies will be voted at the Meeting and any adjournment or adjournments thereof in the manner specified therein. If no directions are given but proxies are executed in the manner set forth therein, such proxies will be voted FOR the election of the nominees for director set forth in this Proxy Statement , FOR the approval of the Stock Purchase Plan, and FOR the approval of the amendment to the Stock Option Plan. The Company does not know of any other matters that are to come before the Meeting. If any other matters are properly presented at the Meeting, however, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their judgment.


                              REVOCATION OF PROXY

         Any stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise by giving written notice to the Secretary of the Company of such revocation, voting in person at the Meeting, or executing and delivering to the Secretary of the Company a later-dated proxy.

                         QUORUM AND VOTING REQUIREMENTS

         Only stockholders of record as of the close of business on April 2, 1999 (the "Record Date") are entitled to notice of and to vote at the Meeting or any adjournments thereof. As of the close of business on the Record Date, there were 8,927,580 shares of the Company's common stock, par value $.001 per share (the "Common Stock"), issued and outstanding and entitled to vote. Each stockholder of record on the Record Date is entitled to one vote for each share of Common Stock held. A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum at the Meeting; however, if a quorum is not present or represented at the Meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the Meeting from time to time, without notice, other than by announcement at the Meeting, until a quorum is present or represented. At any such adjourned Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Meeting.

         Each share of Common Stock may be voted to elect up to nine (9) individuals (the number of directors to be elected) as directors of the Company. To be elected, each nominee must receive a plurality of all votes cast with respect to such position as director. It is intended that, unless authorization to vote for one or more nominees for director is withheld, proxies will be voted FOR the election of all of the nominees named in this Proxy Statement. The proposals to approve the Stock Purchase Plan and the amendment to the Stock Option Plan each require the affirmative vote of at least a majority of the votes cast.

         Votes cast by proxy or in person will be counted by two persons appointed by the Company to act as inspectors for the Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. Abstentions will have no effect on the outcome of the election of directors or the proposals to approve the Stock Purchase Plan and the amendment to the Stock Option Plan.

         Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instructions from the beneficial owner of the stock but are not permitted to vote on non-routine matters. The missing votes on non-routine matters are deemed to be "broker non-votes." The election inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). Broker non-votes will have no effect on the outcome of the election of directors or the proposals to approve the Stock Purchase Plan and the amendment to the Stock Option Plan.

                             ELECTION OF DIRECTORS

         The current Board of Directors consists of nine (9) members. At the Meeting, nine (9) directors are to be elected and will hold office until the next annual meeting of stockholders and until their successors have been elected and qualify. Each of the nominees has consented to serve as a director if elected. If any of the nominees shall become unable or unwilling to stand for election as a director (an event not now anticipated by the Board of Directors), proxies will be voted for such substitute as shall be designated by the Board of Directors. The following table sets forth for each current director and nominee for election as a director of the Company, his age, principal occupation, position with the company, if any, and certain other information.

NAME                  AGE                   PRINCIPAL OCCUPATION                          DIRECTOR SINCE
----                  ---                   --------------------                          --------------
Frank Bumstead        57        Since 1989, Mr. Bumstead has been President and           June 1993
                                a principal stockholder of Flood, Bumstead,
                                McCready & McCarthy, Inc., a business management
                                firm which represents the financial interests of
                                artists, song writers and producers in the music
                                industry. Since 1993, he has also served as
                                Chairman and Chief Executive Officer, and been a
                                principal stockholder, of FBMS Financial, Inc.,
                                a registered investment advisor under the
                                Investment Company Act of 1940. From 1986 to
                                December 1990, Mr. Bumstead was President of
                                Bumstead Co., a financial consulting company. He
                                is also Vice Chairman of the Board of Response
                                Oncology Inc., a health care services firm
                                listed on The Nasdaq National Market, and a
                                director of First Union National Bank of
                                Tennessee, American Retirement Corp., Imprint
                                Records, Inc. and Syntroleum, Inc.

Charles Flood         54        Since 1989, Mr. Flood has been the Chairman of            May 1995
                                the Board and a principal stockholder of Flood,
                                Bumstead, McCready & McCarthy, Inc., a business
                                management firm which represents the financial
                                interests of artists, song writers and producers
                                in the music industry. Prior to that time, Mr.
                                Flood worked at Capitol Records in Nashville as
                                the Director of Artist Relations and later as
                                Director of Talent Acquisition. Mr. Flood is a
                                director of Imprint Records, Inc.

Joseph C. Galante     49        Since 1995, Mr. Galante has been the Chairman of          October 1998
                                RCA Label GroupRLG/Nashville. From 1990 to 1994,
                                Mr. Galante served as President of the RCA
                                Records Label/US. From 1982 through 1991, Mr.
                                Galante served as President of RCA
                                Records/Nashville. Mr. Galante is a director of
                                First American National Bank Advisory Board,
                                Leadership Music and the Country Music
                                Association. He is also Chairman of the T.J.
                                Martell Foundation.

Prab Nallamilli       50        Since 1991, Mr. Nallamilli has owned and                  June 1993
                                operated restaurants in London and has served as
                                a consultant in the restaurant industry. He is
                                currently Operations Director of The Sports
                                Cafe. From 1971 to 1991, Mr. Nallamilli served
                                in various capacities for Hard Rock
                                International plc and its predecessors, most
                                recently as Director of World Wide Operations.

Louis J. Risi, Jr.    62        For more than the past five years, Mr. Risi has           April 1996
                                served as the Chairman and Chief Executive
                                Officer of Risi Holdings Group, a private
                                investment and operating company. Prior to that
                                time, Mr. Risi held various executive positions,
                                including President, Director and member of the
                                Executive Committee of Norin Corp.; Chairman and
                                Chief Executive Officer of National Investors
                                Fire and Casualty Company; Executive Vice
                                President and Director of the Detroit Red Wings
                                Hockey Club, Inc.; member of the Board of
                                Governors of the National Hockey League; member
                                of the Advisory Counsel of the American Stock
                                Exchange; Director of the Chicago Rock Island
                                and Pacific Railroad; Director of Midland
                                National Bank; Executive Vice President and
                                Director of Ivan Tors Films, Inc.; Director of
                                Upper Lakes Shipping, Ltd.; Director of Maple
                                Leaf Mills Ltd.; Director of Investors Equity
                                Life Insurance Company of Hawaii; and Director
                                of Corporate Foods, Inc. Mr. Risi is a director
                                of Bankmanagers Corp., a bank holding company in
                                Milwaukee, Wisconsin. Mr. Risi is the father of
                                Steven L. Risi.

Steven L. Risi        43        Mr. Risi has served as the Chief Financial                April 1996
                                Officer of Risi Holdings Group, which owns and
                                operates several privately-held companies, since
                                1989. He also served as trustee and personal
                                adviser to the beneficiary of the Bruce A.
                                Norris Trust, Wendy G. Norris, from 1988 to
                                1997. Mr. Risi is a director of Community Bank
                                of Homestead, Florida. Mr. Risi is a certified
                                public accountant. Mr. Risi is the son of Louis
                                J. Risi, Jr.

Frank A. McKinnie
 Weaver, Sr.          38        Mr. Weaver has served as first Vice President,            June 1993
                                Correspondent Banking, of National Bank of
                                Commerce ("NBC"), a wholly owned subsidiary of
                                National Commerce Bancorporation, since 1994.
                                Prior to joining NBC, Mr. Weaver served The
                                Whiteville Bank from 1985 to 1994, leaving that
                                institution as Vice President and Director to
                                join NBC in Memphis, Tennessee. Mr. Weaver is
                                also a Director of Heritage Trust Company and is
                                President of Heritage Farms of Hickory Valley,
                                Inc. Mr. Weaver is the brother of Thomas J.
                                Weaver III.

Thomas Jackson
 Weaver III           41        Mr. Weaver has served as Chairman of the Board,           June 1993
                                President and Chief Executive Officer of the
                                Company since its inception. From 1986 to 1988,
                                Mr. Weaver served as president of Hard Rock
                                International plc, an English public company
                                whose securities traded on the London Stock
                                Exchange and the American Stock Exchange. Since
                                1988 he has been the President of Heritage Trust
                                Company, a corporation with investments in
                                numerous public and private companies. Mr.
                                Weaver devotes his full-time efforts to the
                                business operations of the Company. Mr. Weaver
                                is the brother of Frank A. McKinnie Weaver, Sr.


Kyle Young            44        Since 1985, Mr. Young has been the Deputy                 March 1996
                                Director of the Country Music Foundation (the
                                "CMF"). From 1975 to 1985, Mr. Young was
                                employed by the CMF in various capacities,
                                including involvement in the development and
                                licensing of television shows, radio programs
                                and music festivals produced by the CMF. Mr.
                                Young is involved in the Country Music
                                Association, the National Academy of the
                                Recording Arts and Sciences, the National
                                Association of Independent Record Distributors,
                                the Nashville Entertainment Association, the
                                Inter-Museum Council of Nashville, the Nashville
                                Institute for the Arts and Vanderbilt University
                                Press.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the year ended December 31, 1998, the Board of Directors held eight meetings. Other than Kyle Young, each incumbent director attended at least 75% of all meetings held by the Board of Directors (during the period in which he served as a director) and all meetings of each committee of the Board of Directors on which such director served during the year ended December 31, 1998.

         The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors does not have a Nominating Committee.

         The Audit Committee currently consists of Steven L. Risi, Frank A. McKinnie Weaver, Sr. and Kyle Young. The Audit Committee met one time during the year ended December 31, 1998. The functions of the Audit Committee are (i) to review significant audit and accounting policies and practices; (ii) to review the scope of audits and reports; and (iii) to review the performance of the overall accounting and financial controls of the Company. The Audit Committee also recommends to the Board of Directors the independent auditors to perform the annual audit of the Company's financial statements.

         The Compensation Committee currently consists of Steven L. Risi, Frank
A. McKinnie Weaver, Sr. and Kyle Young. The functions of the Compensation Committee are (i) to review and recommend to the Board of Directors the direct and indirect compensation and employee benefits of the Company's executive officers; (ii) to review and administer the Company's employee benefit plans;
(iii) to review the Company's policies relating to employee and executive compensation; and (iv) to review management's long-range planning for executive development and succession. The Compensation Committee did not formally meet during the year ended December 31, 1998, but the Committee took actions on certain occasions by unanimous written consent.

COMPENSATION OF DIRECTORS

         Directors who are officers and employees of the Company receive no compensation, as such, for serving as members of the Board. Directors who are not officers or employees of the Company receive $100 for each Board meeting personally attended, and all Directors are reimbursed for their out-of-pocket expenses incurred in attending Board and committee meetings.

         In connection with the sale of the Company's 51% equity interest in New Avalon, Inc., TBA Media, Inc., Irvine Meadows Amphitheater and West Coast Amphitheater Corp., the Board appointed a Special Committee, consisting of Frank Bumstead, Charles Flood and Louis J. Risi, Jr., to review the proposal to sell, negotiate the allocation of consideration, and perform certain other actions related to the sale. Each member of the Special Committee, in consideration for the significant time spent outside each member's normal duties as a Director, received from the Company a one-time cash payment of $3,500.


                               EXECUTIVE OFFICERS

         The executive officers of the Company serve at the discretion of the Board of Directors and are chosen annually by the Board at its meeting coinciding with the annual meeting of stockholders. The following table sets forth the names and ages of the executive officers of the Company and all positions held with the Company by each individual.

                          Name                        Age                               Title
                          ----                        ---                               -----
Thomas J. Weaver III..................................41               Chairman of the Board, Chief Executive
                                                                       Officer and President
Bryan J. Cusworth.....................................39               Executive Vice President, Chief Financial
                                                                       Officer, Treasurer
Thomas Miserendino....................................49               Executive Vice President, Chief Operating
                                                                       Officer
Greg M. Janese........................................40               Executive Vice President
Marc W. Oswald........................................41               Executive Vice President
Robert R. Titley......................................43               Executive Vice President

         For a description of the business experience of Thomas J. Weaver III, see "Election of Directors."

         Bryan J. Cusworth has served as Chief Financial Officer of the Company since September 1996. Prior to joining the Company, Mr. Cusworth was employed by Arthur Andersen LLP from July 1982 to September 1996, where he specialized in the resort, real estate and entertainment industries. Mr. Cusworth is a certified public accountant.

         Thomas Miserendino is currently Executive Vice President and Chief Operating Officer of the Company and head of the Company's Merchandising division. From 1986 until 1998, Mr. Miserendino was the President and Chief Operating Officer of Eric Chandler Ltd. and Eric Chandler Merchandising, and was Vice President and a Director of New Avalon, Inc. (d/b/a Avalon Attractions). Prior to his employment with Avalon and Eric Chandler, Mr. Miserendino was employed by the American Broadcasting Company and Ernst & Young. Mr. Miserendino is a certified public accountant.

         Greg M. Janese was recently elected to serve as an Executive Vice President of the Company. He has led the Company's Corporate Communications and Entertainment division since April 1997, when the Company acquired Avalon Entertainment Group, Inc. ("AEG"). Mr. Janese has over 20 years of experience in the entertainment industry. From 1993 to 1997, he served as President of AEG. He co-founded The Entertainment Group, a Nashville based concert promotion and production company and the predecessor to AEG, in 1989. In 1987, Mr. Janese founded World Class Productions, a corporate production firm partnered with Barbara Mandrell. Prior to that, Mr. Janese was involved in various capacities with artist promotions, public relations, and booking and producing talent for corporate meeting and special events.

         Marc W. Oswald was recently elected to serve as an Executive Vice President of the Company. He has led the Company's Entertainment Marketing and Special Events division since April 1997, when the Company acquired AEG and its 50% interest in the Warner/TBA joint venture (formerly known as Warner/Avalon). Mr. Oswald is responsible for Warner/TBA, as well as TBA/Frank, a joint venture with a leading concert production company, and TBA TV, which develops and produces national broadcast specials. Mr. Oswald's contributions to the country music industry were recognized by the Country Music Association in 1996 when he received the "Founding President's Award." From 1993 to 1997, Mr. Oswald served as Chief Executive Officer of AEG. Mr. Oswald serves on the Board of Directors of the Country Music Association.

         Robert R. Titley was recently elected to serve as an Executive Vice President of the Company. He has served as the head of the Company's Artist Management division since June 1998 when the Company acquired Titley Spalding & Associates, LLC. Since 1979, Mr. Titley has been engaged in the artist management business, and operated his own management company from 1983 until 1998. Titley Spalding & Associates, LLC was awarded the Country Music Association's Manager of the Year award in 1996. Mr. Titley has represented numerous artists during his career, including Brooks & Dunn, Kathy Mattea and Chely Wright.

CERTAIN TRANSACTIONS

         During 1998, the Company loaned Marc W. Oswald $250,000, which loan is secured by 100,000 shares of Common Stock of the Company owned by Mr. Oswald and bears interest at 6%. As of April 15, 1999, $200,000 remained outstanding under the loan. The maturity date of the loan is August 17, 1999.

         In connection with the sale of the Company's 51% equity interest in New Avalon, Inc., TBA Media, Inc., Irvine Meadows Amphitheater and West Coast Amphitheater Corp., the Company entered into an agreement with certain persons, including Thomas Miserendino. Pursuant to this agreement, the Company paid Mr. Miserendino $200,000 in cash and transferred the Company's equity interest in Eric/Chandler Ltd., Inc. to a group in which Mr. Miserendino has an interest, in consideration for the termination of a Consulting Agreement between the Company and Mr. Miserendino, the resignation of Mr. Miserendino from the Company's Board of Directors, the waiver by Mr. Miserendino of his rights to any contingent consideration with respect to the AEG acquisition, and the transfer to the Company of equity interests in Eric/Chandler Merchandising, Inc. by a group in which Mr. Miserendino has an interest.

                             EXECUTIVE COMPENSATION

         The following table sets forth the total compensation paid or accrued by the Company for the three years ended December 31, 1998 on behalf of each of the executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                             Long Term
                                               Annual Compensation          Compensation
           Name and                           ---------------------         ------------
       Principal Position            Year     Salary          Bonus          Options (#)
       ------------------            ----     ------          -----          -----------
Thomas J. Weaver III.............    1998   $ 125,000       $ 100,000        375,000 (1)
   Chairman of the Board,            1997     125,000              -0-       200,000
   President and Chief               1996      62,500 (2)          -0-       250,000 (3)
   Executive Officer

Bryan J. Cusworth (4)............    1998      87,500          50,000        120,000 (5)
   Executive Vice President,         1997      87,500              -0-        70,000 (6)
   Chief Financial Officer,          1996      21,875              -0-            -0-
   Treasurer

Thomas Miserendino (7)...........    1998     203,125              -0-            -0-
   Executive Vice President,         1997     116,763              -0-            -0-
   Chief Operating Officer

Greg M. Janese (8)...............    1998     150,000         156,650             -0-
   Executive Vice President          1997      34,247              -0-            -0-

Marc W. Oswald (8)...............    1998     150,000         156,650             -0-
   Executive Vice President          1997      34,247              -0-            -0-

Robert R. Titley (9).............    1998      68,750              -0-            -0-
   Executive Vice President

-----------------

         (1) Includes options to purchase 250,000 shares which were originally granted as compensation for 1996 and were repriced in 1998. See "Report on Repricing of Options."

         (2) To assist the Company's cash flow position, Mr. Weaver waived one-half of his 1996 salary earned under his employment agreement.

         (3) These options were repriced in 1998 and are therefore listed as compensation for both 1996 and 1998.

         (4)      Mr. Cusworth became an employee of the Company in September
                  1996.

         (5) Includes (a) options to purchase 50,000 shares which were granted to Mr. Cusworth in lieu of $70,000 salary in 1998 and
                  (b) options to purchase 20,000 shares which were originally granted in 1997 and were repriced in 1998. See "Report on Repricing of Options."

         (6) Includes options to purchase 20,000 shares which were repriced in 1998 and are therefore listed as compensation for both 1997 and 1998.

         (7)      Mr. Miserendino became an employee of the Company in July
                  1997.

         (8) Messrs. Janese and Oswald became employees of the Company in April 1997.

         (9)      Mr. Titley became an employee of the Company in June 1998.

         The following table sets forth information with respect to stock options issued to the executive officers of the Company for the year ended December 31, 1998.


                        OPTION GRANTS IN LAST FISCAL YEAR

                             Number of Securities   % of Total Options
        Name and              Underlying Options   Granted to Employees
    Principal Position             Granted             in Fiscal Year   Exercise Price  Expiration Date
    ------------------             -------             --------------   --------------  ---------------
Thomas J. Weaver III............   200,000 (1)              38.5%           $4.16        March 25, 2003
   Chairman of the Board,          250,000 (2)              48.1%           $4.16        March 25, 2003
   President and Chief
   Executive Officer

Bryan J. Cusworth...............    50,000 (3)               9.6%           $3.78        March 25, 2008
   Executive Vice President,        20,000 (4)               3.8%           $3.78        March 25, 2008
   Chief Financial Officer,
   Treasurer

Thomas Miserendino..............        -0-                    0%             N/A              N/A
   Executive Vice President,
   Chief Operating Officer

Greg M. Janese..................        -0-                    0%             N/A              N/A
   Executive Vice President

Marc W. Oswald..................        -0-                    0%             N/A              N/A
   Executive Vice President

Robert R. Titley................        -0-                    0%             N/A              N/A
   Executive Vice President


------------------

         (1) These options became fully vested and exercisable when granted on March 25, 1998.

         (2) These options were repriced on March 25, 1998. See "Report on Repricing of Options." These options were originally granted on April 20, 1997 (as compensation for 1996), and were fully vested and exercisable at the time of such grant.

         (3) These options vest 20% on March 25, 1999, and 20% on each March 25 thereafter.

         (4) These options were originally granted on June 30, 1997, and were repriced on March 25, 1998. See "Report on Repricing of Options." These options vest 20% on March 25, 1999, and 20% on each March 25 thereafter.

         The following table sets forth information with respect to stock options held by the executive officers of the Company on December 31, 1998. The closing price for the Company's Common Stock on December 31, 1998 was $4.25. None of the executive officers exercised any stock options during 1998.


                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                                   Number of Securities                   Value of Unexercised
                                                  Underlying Unexercised                  In-the-Money Options
                Name and                             Options at FY-End                          at FY-End
           Principal Position                    Exercisable/Unexercisable              Exercisable/Unexercisable
           ------------------                    -------------------------              -------------------------
Thomas J. Weaver III.....................              450,000 / -0-                         $40,500 / $ -0-
   Chairman of the Board,
   President and Chief
   Executive Officer

Bryan J. Cusworth........................              -0- / 70,000                           -0- / 32,900
   Executive Vice President,
   Chief Financial Officer,
   Treasurer

Thomas Miserendino.......................                -0- / -0-                              -0- / -0-
   Executive Vice President,
   Chief Operating Officer

Greg M. Janese...........................                -0- / -0-                              -0- / -0-
   Executive Vice President

Marc W. Oswald...........................                -0- / -0-                              -0- / -0-
   Executive Vice President

Robert R. Titley.........................                -0- / -0-                              -0- / -0-
   Executive Vice President


REPORT ON REPRICING OF OPTIONS

         On March 25, 1998, the Compensation Committee and the Board of Directors approved reducing the exercise price of certain options granted prior to such date to reflect the current market price of the Common Stock. The Committee's philosophy in granting stock options is to align the interests of the Company's officers and employees with those of the stockholders and to provide an incentive to achieve long-term appreciation in stockholder value. By March 1998, the price of the Common Stock had fallen below the exercise prices for options that were granted by the Company during 1997. As a result, the Committee believed that the value of options granted to the Chief Executive Officer and Chief Financial Officer had eroded to such an extent that the intended incentive for such officers was no longer meaningful, and it was therefore in the best interest of the Company and the stockholders to amend the exercise price of such options.

         Accordingly, the Company notified these officers that they had to opportunity to cancel their existing options for the same number of options with an exercise price based on the current market value of the Common Stock. The replacement options were granted to the Chief Executive Officer and Chief Financial Officer with exercise prices equal to 110% and 100% (respectively) of the fair market value of the Common Stock on March 25, 1998. Additionally, the vesting period for the replacement options granted to the Chief Financial Officer was extended from four years to five years. The Committee and the Board believe that by repricing these options, the Company has restored the incentive for those officers.

                                 Steven L. Risi
                                   Kyle Young
                          Frank A. McKinnie Weaver, Sr.

EMPLOYMENT AGREEMENTS

         The Company has entered into an employment agreement with Thomas J. Weaver III for a term of five years, commencing January 1, 1994. The agreement provides for an annual base salary of $125,000 and an annual bonus as determined by the Board of Directors based on the operating results of the Company. The agreement is automatically renewed on each anniversary date for an additional five-year term unless it is terminated by either party prior to the anniversary date. The agreement provides that Mr. Weaver is entitled to payment for the unexpired portion of the current term in the event his employment is terminated without cause by the Company. Under the agreement, "cause" is defined to include failure to perform the duties of his office, breach of fiduciary duty to the Company and willful violation of the confidentiality or non-competition provisions of the agreement.

         The Company has entered into employment agreements with Greg M. Janese and Marc W. Oswald, each for a term commencing on April 21, 1997 and continuing through December 31, 2002. The substantive terms of each of the agreements are identical. The agreements provide for an annual base salary of $150,000, an annual incentive bonus based on the performance of the Company, and the granting of stock options at the discretion of the Company. If the Company terminates the employment of Mr. Janese or Mr. Oswald without cause, or if Mr. Janese or Mr. Oswald terminates his employment for good reason, he will be entitled to (i) one payment equal to the highest total compensation (base salary and bonus) in a prior calendar year for the lesser of the unexpired term of the agreement or two years, and (ii) incentive compensation for the portion of the year in which he was employed. "Cause" is defined to include failure to perform his duties to the Company, breach of the agreement, fraud, embezzlement, conviction of certain serious crimes, conduct harmful to the Company and failure of the Company to achieve certain performance objectives. "Good reason" is defined to include a material breach of the agreement by the Company which remains uncured for 30 days after receipt of written notice of breach.

         The Company has entered into an employment agreement with Robert R. Titley for a term commencing on June 18, 1998 and continuing through May 31, 2003. The agreement provides for an annual base salary of $150,000 and the granting of stock options at the discretion of the Company. If the Company terminates the employment of Mr. Titley without cause, or if Mr. Titley terminates his employment for good reason, he will be entitled to one payment in an amount equal to the lesser of $300,000 or the base salary payable for the remaining term of the agreement. "Cause" is defined to include failure of Mr. Titley to perform his duties to the Company, breach of the agreement, fraud, embezzlement, conviction of certain serious crimes, conduct harmful to the Company and failure of the Company to achieve certain performance objectives. "Good reason" is defined to include a material breach of the agreement by the Company which remains uncured for 30 days after receipt of written notice of breach, the relocation of Mr. Titley away from Nashville, Tennessee, the assignment to Mr. Titley of duties inconsistent with his defined role in the Company and termination of Mr. Titley's employment for any reason within six months following a change in control of the Company.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of April 2, 1999 certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock of the Company, (ii) each of the Company's directors and nominees for director, (iii) each of the Company's executive officers and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares of Common Stock beneficially owned. None of the stockholders listed below beneficially owns any shares of the Company's Series A Preferred Stock.

                                                                                    Common Stock
                                                                                    ------------
                                                                        Number of
                                                                         Shares
                                                                       Beneficially             Percent of
Name and Address (1)                                                      Owned                   Total
----------------------------------------------------------------         -------                  -----
Thomas Jackson Weaver III.......................................       1,507,839(2)                15.9%
Frank Bumstead..................................................          24,958                     *
Charles Flood...................................................          24,958                     *
Joseph C. Galante...............................................           4,000                     *
Prab Nallamilli.................................................             240                     *
Louis Risi, Jr..................................................         139,323(3)                 1.6%
Steven L. Risi..................................................          20,685(3)                  *
Frank A. McKinnie Weaver, Sr....................................          54,000                     *
Kyle Young......................................................               0                     *
Bryan J. Cusworth ..............................................         114,000(4)                 1.3%
Thomas Miserendino .............................................          60,492(5)                  *
Greg M. Janese..................................................         177,460                    2.0%
Marc W. Oswald..................................................         172,460                    1.9%
Robert R. Titley................................................         131,250                    1.5%
Dimensional Fund Advisors, Inc. (6).............................         578,600                    6.5%
All executive officers and directors as a group (14) persons
(2) (3) (4) (5).................................................       2,431,665                   25.2%

----------------------
*        Less than 1%.

(1) The address for Mr. Thomas J. Weaver III is 402 Heritage Plantation Way, Hickory Valley, Tennessee 38042; the address for Messrs. Bumstead and Flood is 1700 Hayes Street, Suite 304, Nashville, Tennessee 37203; the address for Mr. Galante is One Music Circle North, Nashville, Tennessee 37203; the address for Mr. Nallamilli is Northmoor, Oakhill Avenue, Pinner Middlesex, England HA53DL; the address for Messrs. Risi and Risi is 9200 South Dadeland Blvd., Suite 705, Miami, Florida 33156; the address for Mr. Frank A. McKinnie Weaver, Sr. is One Commerce Square, Memphis, Tennessee 38150; the address for Mr. Young is 4 Music Square East, Nashville, Tennessee 37203; the address for Messrs. Cusworth and Miserendino is 16501 Ventura Blvd., Suite 601, Encino, California 91436; the address for Messrs. Janese and Oswald is 300 Tenth Avenue South, Nashville, Tennessee 37203; the address for Mr. Titley is 900 Division Street, Nashville, Tennessee 37203; and the address for Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(2) Includes (a) 575,000 shares issuable to Mr. Weaver upon the exercise of outstanding stock options and (b) 157,986 shares held by the Katherine McKinnie Weaver Trust and 98,194 shares held by the Katherine McKinnie Weaver Trust II, of each of which Mr. Weaver is trustee.

(3) Includes 10,000 shares issuable to each of Messrs. Risi and Risi upon the exercise of outstanding stock options.

(4) Includes 114,000 shares issuable to Mr. Cusworth upon the exercise of outstanding stock options.

(5) Includes 10,000 shares issuable to Mr. Miserendino upon the exercise of warrants to purchase Common Stock.

(6) Beneficial ownership information provided in a Schedule 13G filed by Dimensional Fund Advisors, Inc. on February 11, 1999.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that Company directors, executive officers and persons who own more than 10% of the outstanding Common Stock file initial reports of ownership and reports of changes in ownership of Common Stock with the Securities and Exchange Commission (the "SEC"). Officers, directors and stockholders who own more than 10% of the outstanding Common Stock are required by the SEC to furnish the Company with copies of all Section 16(a) reports they file.

         To the Company's knowledge, based solely on the review of the copies of such reports furnished to the Company and written representations that no other reports were required during the year ended December 31, 1998, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with.


                              INDEPENDENT AUDITORS

         The Board of Directors, upon recommendation of its Audit Committee, has appointed Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 1999. A representative of Arthur Andersen is not expected to be present at the Meeting.


                        PROPOSALS FOR STOCKHOLDER ACTION


                            1. ELECTION OF DIRECTORS

         The nominees for election as directors are Frank Bumstead, Charles Flood, Joseph C. Galante, Prab Nallamilli, Louis J. Risi, Jr., Steven L. Risi, Frank A. McKinnie Weaver, Sr., Thomas J. Weaver III and Kyle Young. Information concerning the nominees is set forth in the section captioned "Election of Directors."

              THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.


                2. APPROVAL OF THE TBA ENTERTAINMENT CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

         On March 15, 1999, the Board of Directors adopted the TBA Entertainment Corporation Employee Stock Purchase Plan (the "Stock Purchase Plan"). The purpose of the Stock Purchase Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in the ownership of Common Stock by present and future employees of the Company and its affiliates.

         A copy of the Stock Purchase Plan is included herein as Exhibit A. The following is a summary of certain provisions of the Stock Purchase Plan and does not purport to be complete and is qualified in its entirety by reference to the detailed provisions thereof.

AWARDS

         The Stock Purchase Plan provides that, on the first of January, April, July and October of each year or, for newly hired employees, the first day of the calendar quarter coincident with or next following the date on which the employee has completed six months of service, each eligible employee will be granted an option to purchase a number of shares of Common Stock which, when aggregated with options under any other stock purchase plans of the Company or an affiliate, have a fair market value for the plan year (determined on the applicable grant date) of $25,000. The exercise price will be the lesser of (a) 85% of the fair market value of the stock on the applicable grant date, or (b) 85% of the fair market value of the stock on the applicable purchase date. An eligible employee may pay the exercise price by authorizing deductions from his or her regular payroll, or by delivering a check to the Company. Payroll deductions are credited to the account of the eligible employee, with purchases made from the account on the last trading day of each calendar quarter. Each unexercised option will expire on December 31 of the year in which it is granted, or, if earlier, on the date the employee is no longer employed by the Company or any of its affiliates.

ELIGIBILITY

         Each employee who has completed at least six months of continuous service with the Company or an affiliate and who customarily works more than 20 hours per week is eligible to participate in the Stock Purchase Plan, unless such an employee, immediately after the grant of an option under the Stock Purchase Plan, would own 5% or more of the total combined voting power of the Company or an affiliate. As of April 15, 1999, there were approximately 160 employees eligible to participate.

SHARES AVAILABLE FOR PURCHASE

         Up to 400,000 shares of Common Stock may be issued pursuant to the exercise of options granted under the Stock Purchase Plan. These shares may either be newly issued shares or shares acquired by the Company in private transactions or open market purchases.

ADMINISTRATION

         The Stock Purchase Plan will be administered by a Committee consisting of not less than two directors of the Company, which Committee will be appointed by and will serve at the pleasure of the Board of Directors. The members of the Committee must be "non-employee directors" as defined in Rule 16b-3 under the Exchange Act and "outside directors" as required under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Board intends to appoint Steven L. Risi and Kyle Young as the members of the Committee.

AMENDMENT

         The Stock Purchase Plan may be amended or terminated by the Board of Directors at any time. However, an amendment that would have a material adverse effect on the rights of a participant under an outstanding option will not be valid with respect to such option without the participant's consent, except as necessary for options to maintain qualification under the Code. In addition, the stockholders of the Company must approve any amendment to the extent required for compliance with Rule 16b-3, Section 423 of the Code, or any other applicable law or regulation.

BENEFITS UNDER STOCK PURCHASE PLAN

         Because levels of participation in the Stock Purchase Plan are not presently known, the future benefits to be distributed to the officers and employees of the Company under the Stock Purchase Plan are not determinable at this time.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         Under current law, the federal income tax consequences to a participant in the Stock Purchase Plan and to the Company with regard to options granted and Common Stock issued under the Stock Purchase Plan generally will be as follows:

         The tax treatment applicable to both the Company and a participant is governed by Section 423(a) of the Code and is similar to the tax treatment for an incentive stock option under Section 421(a) of the Code. Accordingly, a participant will not recognize income for federal income tax purposes and the Company will not be entitled to a deduction for federal income tax purposes at the time an option is granted or exercised.

         The tax treatment to a participant and the Company upon the disposition (e.g., sale or exchange) of Common Stock acquired pursuant to the exercise of an option depends on the length of time a participant has held such Common

Stock. If a participant neither disposes of such Common Stock within one year after such Common Stock is acquired nor within two years after the date on which the option relating to such Common Stock is granted, such participant will have held such Common Stock for the statutory holding period. If a participant disposes of the Common Stock after the holding period applicable to such Common Stock has expired, any gain realized upon such disposition will be taxed to such participant as follows:

         (1) The participant will have ordinary income for federal income tax purposes to the extent of the lesser of:

                           (i) the amount by which the fair market value of the
                  Common Stock at the time of such disposition exceeds the exercise price for such Common Stock, or

                           (ii) the amount by which the fair market value of the
                  Common Stock at the time the option was granted exceeds the exercise price for such Common Stock.

         (2) Any gain in excess of the amount referred to in paragraph (1) above will be taxed to the participant as a long-term capital gain.

         The ordinary income and long-term capital gain of the participant, if any, will be taxable in the taxable year in which the disposition occurs. If a participant disposes of Common Stock after the holding period applicable to such Common Stock has expired, the Company will not be entitled to any deduction for the ordinary income or the long-term capital gain recognized by the participant.

         If a participant disposes of Common Stock prior to the expiration of the holding period applicable to such Common Stock (i.e., a "disqualifying disposition"), the participant will have ordinary income for federal income tax purposes equal to the amount by which the fair market value of the Common Stock at the time of its acquisition pursuant to the exercise of an option exceeds the exercise price for such Common Stock and the Company will be entitled to a deduction for such amount. It is likely that any additional gain or loss realized upon disposition of the Common Stock would be recognized as short-term or long-term capital gain or loss, depending on how long the Common Stock is held by the participant; however, each participant who disposes of Common Stock prior to expiration of the holding period should consult with his or her own tax advisor on this issue. Any ordinary income of a participant attributable to a disqualifying disposition will be taxable in the participant's taxable year in which the disqualifying disposition occurred. Similarly, the Company's deduction attributable to a participant's disqualifying disposition will be deductible for the Company's taxable year in which the disposition occurs.

         The Stock Purchase Plan is not a tax qualified plan under Section 401(a) of the Code. Therefore, no distributions of Common Stock may be rolled over by a participant to an individual retirement account or annuity or to a tax qualified retirement plan.

         The foregoing summary with respect to federal income taxation is not complete and reference should also be made to the applicable provisions of the Code. The summary is a description of the federal tax laws in effect as of the date hereof, and such laws are subject to change at any time. Each participant should consult with his or her own tax advisor concerning federal (and any state and local) income tax consequences of participation in the Stock Purchase Plan.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

         The affirmative vote of a majority of the votes cast is required to approve the proposal to adopt the Stock Purchase Plan.


      THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE STOCK PURCHASE PLAN.

                       3. APPROVAL OF AN AMENDMENT TO THE
              TBA ENTERTAINMENT CORPORATION 1998 STOCK OPTION PLAN

         The TBA Entertainment Corporation 1998 Stock Option Plan (the "Stock Option Plan") was adopted by the Board of Directors in March 1998 and approved by the Company's stockholders in October 1998. On April 7, 1999, the Board adopted an amendment to the Stock Option Plan to increase the number of shares issuable thereunder from 250,000 to 500,000. The purpose of the increase is to allow the Company to continue using the Stock Option Plan to retain and attract key employees, officers and directors of the Company and to align their interests with those of the stockholders. This amendment is subject to the approval of the Company's stockholders.

         The Stock Option Plan provides for the grant of incentive stock options and non-qualified stock options to key employees, officers and directors of the Company. On April 7, 1999, there were outstanding under the Stock Option Plan options to purchase 245,000 shares of Common Stock at prices ranging from $3.78 to $4.40 per share, and there remained only 5,000 shares available to be issued in connection with future grants.

         The affirmative vote of a majority of the votes cast is required to approve the proposed amendment to the Stock Option Plan.

               THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE
                  PROPOSED AMENDMENT TO THE STOCK OPTION PLAN.


                                  OTHER MATTERS

         The management of the Company is not aware of any other matters to be presented for action at the Meeting; however, if any such matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.


                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the 2000 annual meeting of stockholders of the Company must be received by the Secretary of the Company at the Company's principal executive office no later than January 1, 2000, in order to be included in the proxy statement and form of proxy for such meeting.


                                        By Order of the Board of Directors,

                                        /s/ FRANK A. MCKINNIE WEAVER, SR.

                                        FRANK A. MCKINNIE WEAVER, SR.
                                        Secretary


April 15, 1999



         STOCKHOLDERS ARE URGED, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY OWNED, TO DATE, SIGN AND RETURN THE ENCLOSED PROXY. YOUR COOPERATION IN GIVING THESE MATTERS YOUR IMMEDIATE ATTENTION AND IN RETURNING YOUR PROXY PROMPTLY IS APPRECIATED.

                                    Exhibit A

                          TBA ENTERTAINMENT CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN


         WHEREAS, TBA Entertainment Corporation, a Delaware corporation (the "Corporation"), desires to establish an employee stock purchase plan providing for the grant of options to purchase shares of the Corporation's stock to eligible employees of the Corporation and its Affiliates;

         NOW, THEREFORE, the Corporation hereby establishes the Plan, the terms of which are as follows:

                                    ARTICLE I
                                 PURPOSE OF PLAN

         The purpose of the Plan is to secure for the Corporation and its shareholders the benefits of the incentive inherent in the ownership of the Corporation's common stock by present and future employees of the Corporation and its Affiliates. The Plan is designed to conform to the provisions of Rule 16b-3 of the Exchange Act and is intended to be an "employee stock purchase plan" within the meaning of section 423 of the Code and shall be construed in a manner consistent with such intent.

                                   ARTICLE II
                                   DEFINITIONS

         2.1 Affiliate. A "parent corporation," as defined in section 424(e) of the Code, or "subsidiary corporation," as defined in section 424(f) of the Code, of the Corporation.

         2.2 Board. The Board of Directors of the Corporation.

         2.3 Code. The Internal Revenue Code of 1986, as amended.

         2.4 Committee. A committee selected by the Board which shall be comprised of two (2) or more directors, each of whom shall be "non-employee directors," as defined in Rule 16b-3 promulgated under the Exchange Act, and each of whom shall be "outside directors," as required under Section 162(m) of the Code and such Treasury regulations as may be promulgated thereunder.

         2.5 Corporation. TBA Entertainment Corporation and its successors and assigns.

         2.6 Eligible Employee. Any employee of the Corporation or an Affiliate, other than employees (i) who have not completed six (6) months of continuous service with the Corporation or an Affiliate; (ii) whose customary employment with the Corporation or an Affiliate is twenty (20) hours or less per week; or
(iii) who, immediately after the grant of an Option hereunder, would own 5% or more of the total combined voting power or value of all classes of stock of the Corporation or an Affiliate ("Five Percent Shareholder"). For the purpose of determining if an individual is a Five Percent Shareholder, the individual shall be deemed to own (i) any stock owned (directly or indirectly) by or for such individual's brothers and sisters (whether by whole or half blood relation), spouse, ancestors or lineal descendants, (ii) any stock which he could acquire pursuant to outstanding options under this or any other option plan of the Corporation or an Affiliate, and (iii) any stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a shareholder, partner or beneficiary in proportion to his interest in such corporation, partnership, estate or trust.

         2.7 Exchange Act. The Securities Exchange Act of 1934, as amended.

         2.8 Exercise Price. The Exercise Price shall be the lesser of: (a) 85% of the Fair Market Value of the Stock on the applicable Grant Date, or (b) 85% of the Fair Market Value of the Stock on the applicable Purchase Date.

         2.9 Fair Market Value. The term "Fair Market Value" on any date shall mean (a) if the Stock is listed or admitted to trade on a national securities exchange, the closing price of the Stock on the Composite Tape, as published in the Wall Street Journal, of the principal national securities exchange on which the Stock is so listed or admitted to trade, on such date or, if there is no trading of the Stock on such date, then the closing price of the Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (b) if the Stock is not listed or admitted to trade on a national securities exchange, then the closing price of the Stock as quoted on the National Market System of the National Association of Securities Dealers, Inc. ("NASD") on such date; (c) if the Stock is not listed to trade on the National Market System of the NASD, the mean between the bid and asked price for the Stock on such date, as furnished by the NASD through NASDAQ or a similar organization if NASDAQ is no longer reporting such information; or (d) if the Stock is not listed or admitted to trade on a national securities exchange and if bid and asked prices for the Stock are not so furnished by the NASD or a similar organization, the values established by the Committee for purposes of the Plan. In addition to the above rules, Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

         2.10 Grant Date. The Grant Date shall be the first day of each January, April, July and October of each Plan Year (i.e., the first day of each calendar quarter); provided, however, for newly hired employees, the first Grant Date shall be the first day of the calendar quarter coincident with or next following the date on which the employee has completed six months of service, and thereafter, subsequent Grant Dates shall be the first day of each such successive calendar quarter. For purposes of section 423 of the Code, the Corporation shall be deemed to have granted to each Eligible Employee an Option to purchase Stock on each Grant Date.

         2.11 Noncertificated Stock. Noncertificated stock shall mean shares of Stock issued upon the exercise of Options which are held in book entry form for which no physical certificates are issued.

         2.12 Option. The right that is granted hereunder to a Participant to purchase Stock from the Corporation at the Exercise Price on the applicable Purchase Date.

         2.13 Participant. An Eligible Employee who has elected to participate in the Plan in accordance with Section 3.4 below.

         2.14 Payroll Account. A bookkeeping account to which are added the amounts withheld on behalf of each Participant under regular payroll deductions authorized by Participants hereunder, and reduced by amounts due the Corporation to pay the Exercise Price of Options exercised hereunder.

         2.15 Plan. The TBA Entertainment Corporation Employee Stock Purchase Plan.

         2.16 Plan Year. The twelve month period beginning on January 1 and ending on December 31; provided the initial Plan Year shall commence on the effective date of this Plan and end on December 31, 1999.

         2.17 Purchase Date. The Purchase Date with respect to each Option shall be the last trading day of March, June, September and December, as applicable, immediately following the Grant Date of such Option.

         2.18 Stock. The common stock of the Corporation.


                                   ARTICLE III
                          GRANT AND EXERCISE OF OPTIONS

         3.1 Eligibility. Eligible Employees shall be eligible to participate in the Plan on the first Grant Date following their fulfillment of all applicable eligibility requirements, as set forth in Section 2.6 above.

         3.2 Grant of Options. On each Grant Date, each individual who is an Eligible Employee on such date shall, without further action of the Committee, be granted an Option to purchase a number of whole shares of Stock which, when aggregated with options under any other stock purchase plans of the Corporation or an Affiliate, have a Fair Market Value (determined on such Grant Date) that equals $25,000; provided that, on each Grant Date of a Plan Year which is other than January 1, the grant to each Eligible Employee hereunder shall be reduced by an amount, if any, equal to the Fair Market Value of Stock acquired by such Eligible Employee pursuant to the exercise of an Option granted hereunder on the preceding Grant Dates of such applicable Plan Year, the Fair Market Value of such Stock to be determined as of the applicable Purchase Date. Each grant of an Option is subject to the following terms and conditions:

                  (a) The Option shall be automatically exercised at the Exercise Price on the applicable Purchase Date, unless the Participant has, no later than the date preceding such Purchase Date as shall be determined by the Committee (which date shall be no later than five (5) days prior to the Purchase Date), previously notified the Committee of his withdrawal from the Plan, as provided in Section 3.4(d) below, or previously exercised the Option by a check made payable to the Corporation as provided in Section 3.4 below.

                  (b) Each Option shall expire on the applicable Purchase Date.

                  (c) Each Option shall expire as of the date the Eligible Employee is no longer employed by the Corporation or any of its Affiliates, unless it expires sooner pursuant to Section 3.2(b).

                  (d) A right to purchase Stock which has accrued under one Option granted hereunder may not be carried over to any other Option.

         3.3 Right to Exercise. Although an Option shall be exercisable at any time during the Plan Year, the actual purchase of Stock shall occur on each Purchase Date. An Eligible Employee must be an employee of the Corporation or an Affiliate on the Purchase Date.

         3.4 Payment of Exercise Price. Each Eligible Employee who desires to participate in the Plan shall complete a participation agreement, in such form as the Committee shall determine, which shall provide for the authorization of deductions from the Eligible Employee's regular payroll. In addition, an Eligible Employee may complete an exercise agreement, in such form as the Committee shall determine, accompanied by a check delivered to the Company no later than five (5) days prior to the Purchase Date and made payable to the Corporation in an amount which, when aggregated with any credit balance in the Eligible Employee's Payroll Account, is sufficient to purchase the number of whole shares of Stock desired by the Eligible Employee. The minimum payroll deduction shall be $25, and the minimum purchase by delivery of a check shall be $250.00. Payroll deductions shall be credited to a Payroll Account for each Participant. Amounts credited to a Participant's Payroll Account shall be accumulated and reserved, without interest, for payment of the Exercise Price on the Purchase Date.

                  (a) A Participant's payroll deduction election, if any, as set forth in the participation agreement, shall remain in effect for successive periods unless modified or revoked by the Participant in accordance with this Section 3.4.

                  (b) The participation agreement authorizing payroll deductions must be executed by an Eligible Employee within the time period prior to the date for which it is to be effective, as shall be established by the Committee. If the participation agreement is not timely executed, the Eligible Employee shall not be permitted to participate in the Plan until the first Grant Date subsequent thereto as of which the Committee or its delegate has received a participation agreement executed within the time, and in the form prescribed by the Committee.

                  (c) A Participant may modify his payroll deduction election as of any Grant Date by providing the Committee or its delegate notice, within the time prior thereto and in the form prescribed by the Committee. Such modification shall be effective as of the first Grant Date following receipt by the Committee or its delegate of such notice.

                  (d) A Participant may revoke his election to participate in the Plan at any time. Such revocation shall be effective as soon as practicable after receipt thereof by the Committee or its delegate, in the form prescribed by the Committee. Upon receipt by the Committee or its delegate of such revocation, all amounts credited to such Participant's Payroll Account shall be returned to the Participant as soon as administratively feasible thereafter, and such Participant shall not be permitted to participate further in the Plan until the first Grant Date subsequent thereto as of which the Committee or its delegate has received notice of the Participant's intent to again participate in the Plan, such notice to be given within the time and in the form prescribed by the Committee. Unless the Committee or its delegate receives a revocation within the time period prior to the applicable Purchase Date which is established by the Committee and communicated to Participants, such revocation shall not be effective to avoid the exercise of an Option hereunder on said Purchase Date.

         3.5 Issuance of Stock. The Corporation shall issue Stock to a Participant as follows, unless, prior to the applicable Purchase Date, the Participant timely revokes an election to exercise an Option pursuant to Section 3.4(d) above.

                  (a) The Corporation shall determine the number of whole shares of Stock to be issued to each Participant on each Purchase Date by dividing the balance of such Participant's Payroll Account by the Exercise Price of each share of Stock or, as applicable, by dividing the amount of the check presented to the Corporation by the Eligible Employee (and any Payroll Account credit balance) by the Exercise Price of each share of Stock on the applicable Purchase Date.

                  (b) The Corporation shall deduct from a Participant's Payroll Account the amount necessary to purchase the greatest number of whole shares of Stock that can be acquired under the applicable Option.

                  (c) Any amounts remaining in the Payroll Account after deducting the Exercise Price of the Option shall be held for use on the next Purchase Date. However, amounts credited to the Payroll Account of a Participant who has revoked his election to participate in the Plan pursuant to the terms of Section 3.4(d) above, will be paid to such Participant as soon as administratively feasible thereafter, as provided in Section 3.4(d). A Participant who has terminated employment shall be paid any amounts remaining in his Payroll Account as soon as administratively feasible following his termination of employment with the Corporation and all Affiliates.

                  (d) Without limiting the foregoing, the Corporation may, at its election, upon the exercise of Options (i) issue Stock in the name of the Plan, for the benefit of the Participants or (ii) reflect the issuance of Stock in book entry form with Noncertificated Stock. In either event, the Corporation shall cause to be delivered to each Participant, on a quarterly basis, a statement which will reflect the number of shares of Stock purchased for the Participant's Payroll Account and the purchase price of such Stock. Upon the written request of a Participant, the Corporation will issue physical certificates registered in the name of the Participant. No certificates will be issued for fractional shares.

         3.6 Nontransferability. Any Option granted under this Plan shall not be transferable except by will or by the laws of descent and distribution in compliance with section 423 of the Code. Only the Participant to whom an Option is granted may exercise such Option, unless he is deceased. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation or liability of such Participant.

         3.7 Shareholder Rights. No Participant shall have any rights as a shareholder with respect to shares of Stock subject to an Option granted hereunder prior to the time that such Option is exercised.

         3.8 Delivery of Stock. Stock issued pursuant to the exercise of Options hereunder, shall be delivered to Participants by the Corporation (or its transfer agent) as soon as administratively feasible upon the request of such Participant or, if earlier, upon his termination of employment with the Corporation and all Affiliates.

         3.9 Dividend Income on Stock. Any cash dividends shall be paid to each Participant on the basis of all of the Stock issued to the Participant hereunder as of the record date designated for such dividend. Dividend payments shall be made to Participants at the same time such payments are made to all other shareholders of the Corporation.


                                   ARTICLE IV
                              STOCK SUBJECT TO PLAN

         4.1 Source of Stock. Upon the purchase of Stock pursuant to the exercise of an Option, the Corporation may deliver to the Participant newly issued shares of Stock or Stock acquired in private transactions or open market purchases.

         4.2 Maximum Number of Shares of Stock. The maximum aggregate number of shares of Stock that may be issued pursuant to the exercise of Options is 400,000, subject to the adjustments provided in Article 6.

                                    ARTICLE V
                           ADMINISTRATION OF THE PLAN

         5.1 General Authority. The Plan shall be administered by the Committee. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any participation agreement or Option. The Corporation shall bear all expenses of Plan administration. The interpretation and construction by the Committee of any terms or provisions of this Plan or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all persons. All determinations of the Committee shall be made by a majority of its members. In addition to all other authority vested with the Committee under the Plan, the Committee shall have complete authority to:

         (a)      interpret all provisions of this Plan;

         (b) prescribe the form of any participation agreement and/or notice hereunder and the manner for executing or giving the same;

         (c)      adopt, amend, and rescind rules for Plan administration; and

         (d) make all determinations it deems advisable for the administration of this Plan.

         5.2 Persons Subject to Section 16(b). Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are members of the Committee subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

                                   ARTICLE VI
                        ADJUSTMENT UPON CORPORATE CHANGES

         6.1 Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Corporation, the aggregate number of shares of Stock which have been authorized for issuance under the Plan shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a share split or the payment of a share dividend with respect to the Stock or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of Stock of any class, or securities convertible into Stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Option.

         In the event of the proposed dissolution or liquidation of the Corporation, or in the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger of the Corporation with or into another corporation, Options granted under the Plan shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. In such instances, the Committee may in its sole discretion declare that any Option shall terminate as of a date fixed by the Committee and give each Participant the right to exercise his Option as to all or any part of the shares of Stock subject to such Option.

         6.2 No Preemptive Rights. The issuance by the Corporation of shares of Stock of any class, or securities convertible into shares of Stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares of Stock or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Options.

         6.3 Fractional Shares. Only whole shares of Stock may be acquired through the exercise of an Option. Amounts remaining in a Participant's Payroll Account after the maximum number of whole shares have been purchased on any Purchase Date shall be held for use on the next Purchase Date, as provided in
Section 3.4(c) above.

                                  ARTICLE VII
              COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

         7.1 General. No Option shall be exercisable, no shares of Stock shall be issued, no certificates for shares of Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable laws, rules and regulations (including, without limitation, applicable securities laws, rules and regulations, and withholding tax requirements). The Corporation shall have the right to rely on an opinion of its counsel as to such compliance. No Option shall be exercisable, no Stock shall be issued, no certificate for shares of Stock shall be delivered and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Committee may deem advisable from any regulatory bodies having jurisdiction over such matters.

         7.2 Share Holding Periods. Participants shall not sell, transfer, loan, grant an option for the purchase of, or otherwise dispose of any shares of Stock purchased pursuant to the exercise of an Option for a period of 180 days from the Purchase Date of such shares (or such other period as determined by the Committee). Furthermore, in order for tax treatment under Section 421(a) of the Code to apply to Stock acquired hereunder, the Participant is generally required to hold such shares of Stock for two years after the Grant Date of an Option pursuant to which such shares were acquired and for one year after the transfer of such shares to the Participant. A person holding shares of Stock acquired hereunder who disposes of shares prior to the expiration of such holding periods shall notify the Corporation of such disposition in writing.

         7.3 Share Legends. Any certificate issued to evidence shares of Stock for which an Option is exercised may bear such legends and statements as the Corporation or Committee may deem advisable to assure compliance with applicable laws, rules, regulations and Plan provisions. Such legends and statements may include, but are not limited to, restrictions on transfer prior to the expiration of the holding periods described in Section 7.2 above.

         7.4 Representations by Participants. As a condition to the exercise of an Option, the Corporation may require a Participant to represent and warrant at the time of any such exercise that the Stock is being purchased only for investment and without any present intention to sell or distribute such Stock, if, in the opinion of counsel for the Corporation, such representation is required by any relevant provision of the laws referred to in Section 7.1. At the option of the Corporation, a stop transfer order against any shares may be placed on the official books and records of the Corporation, and a legend indicating that the Stock may not be pledged, sold or otherwise transferred unless an opinion of counsel was provided (concurred in by counsel for the Corporation) and stating that such transfer is not in violation of any applicable law or regulation may be stamped on the Stock certificate in order to assure exemption from registration. The Committee may also require such other action or agreement by the Participants as may from time to time be necessary to comply with applicable laws, rules and regulations. This provision shall not obligate the Corporation or any Affiliate to undertake registration or qualification of Options or Stock hereunder or to perfect an exemption from such registration/qualification requirements.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

         8.1 Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Corporation or an Affiliate or in any way affect any right and power of the Corporation or an Affiliate to terminate the employment of any employee at any time with or without assigning a reason therefor.

         8.2 Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Corporation to any person with respect to any grant under this Plan shall be based solely upon contractual obligations that may be created hereunder. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

         8.3 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The masculine gender when used herein refers to both masculine and feminine. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

         8.4 Governing Law. The laws of the State of Delaware shall apply to all matters arising under this Plan, to the extent that Federal law does not apply.

         8.5 Compliance With Section 16 of the Exchange Act. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent any provision of this Plan or action by Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

         8.6 Amendment. The Board may amend or terminate this Plan at any time; provided, however, an amendment that would have a material adverse effect on the rights of a Participant under an outstanding Option is not valid with respect to such Option without the Participant's consent, except as necessary for Options to maintain qualification under the Code. Provided further that the shareholders of the Corporation must approve any amendment to the extent required for compliance with Rule 16b-3 of the Exchange Act, Section 423 of the Code, or any other applicable law or regulation.

         8.7 Effective Date of Plan. Options may be granted under this Plan upon its adoption by the Board, provided that any such grant shall be conditioned upon approval by shareholders holding a majority of the Corporation's outstanding shares of beneficial interest present or represented by proxy and entitled to vote at the next shareholders' meeting, which is duly held, that occurs after Board approval of the Plan. Until the Plan is so approved by shareholders, any Stock purchased pursuant to Options granted hereunder may not be pledged, hypothecated, or in any manner encumbered by the Participant. This restriction is in addition to any other restrictions described herein, including the holding period requirements of Section 7.2 of the Plan. If the Plan is not approved by the shareholders of the Corporation, as described above, within 12 months after the date on which the Plan is adopted by the Board, any shares of Stock purchased pursuant to Options granted hereunder shall revert to the Corporation and the Exercise Price paid by the Participant for such Stock shall be paid to the Participant as ordinary compensation.

-------------------------------------------------------------------------------

                         TBA ENTERTAINMENT CORPORATION

  P
       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
         FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 17, 1999
  R
         The undersigned hereby appoints Thomas J. Weaver III, his true and lawful agent and proxy with full power of substitution, to represent
  O the undersigned at the annual meeting of stockholders of TBA Entertainment Corporation, to be held at the company's Nashville office, located at 300 Tenth Avenue South, Nashville, Tennessee, on
  X Monday, May 17, 1999, and at any adjournments thereof, on all matters coming before said meeting.

  Y      Election of Directors, Nominees:

         Frank Bumstead, Charles Flood, Joseph C. Galante, Prab Nallamilli, Louis J. Risi, Jr., Steven L. Risi, Frank A. McKinnie Weaver, Sr., Thomas Jackson III and Kyle Young


YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.


                                                               ---------------
                                                                 SEE REVERSE
                                                                     SIDE
                                                               ---------------

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[X]  Please mark your
     votes as in this
     example.

1.   Election of Directors (see reverse).

          FOR                        WITHHELD
     all Nominees                    from all
      (except as                     Nominees
     noted below)

          [ ]                          [ ]

For all nominees, except vote withheld from the following nominee(s):

-------------------------------------------------------------------


2.   Proposal to approve the Employee Stock Purchase Plan

          FOR            AGAINST             ABSTAIN

          [ ]              [ ]                 [ ]


3.   Proposal to approve the amendment to the 1998 Stock Option Plan

          FOR            AGAINST             ABSTAIN

          [ ]              [ ]                 [ ]


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting


SIGNATURE(S)                            DATE
            --------------------------      --------

SIGNATURE(S)                            DATE
            --------------------------      --------

     NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


--------------------------------------------------------------------------------